EXHIBIT 10.11.2
FIRST AMENDMENT TO
NOTE CONVERSION AGREEMENT, WAIVER AND RELEASE
     THIS FIRST AMENDMENT TO NOTE CONVERSION AGREEMENT, WAIVER AND RELEASE (this “Amendment”) is made and entered into as of March 15, 2006, by and between Immediatek, Inc., a Nevada corporation (“Immediatek”), and (“Lender”). Each initially capitalized term used, but not otherwise defined, herein shall have the same meanings assigned to it in the Note Conversion Agreement (hereinafter defined).
RECITALS:
     WHEREAS, Immediatek and Lender are parties to that certain Note Conversion Agreement, Waiver and Release, dated as of January 9, 2006 (the “Note Conversion Agreement”); and
     WHEREAS, Immediatek and Lender desire to amend the Note Conversion Agreement to the extent provided in this Amendment.
AGREEMENT:
     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained in this Amendment and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:
1. Amendments to the Note Conversion Agreement. (a) Section 1(a) of the Note Conversion Agreement is hereby deleted in its entirety and replaced with the following:
     “(a) Lender hereby agrees to convert the Convertible Indebtedness into shares of Common Stock immediately prior to the closing (the “Closing”) of the purchase and sale of securities of Immediatek pursuant to that certain Securities Purchase Agreement, dated as of January 24, 2006, by and among Immediatek, Radical Holdings LP (or its affiliates) and the other parties thereto (as amended, modified or supplemented, from time to time, the “Purchase Agreement”). The number of shares of Common Stock issuable to Lender upon conversion of the Convertible Indebtedness shall be equal to the amount of the principal balance of the Convertible Indebtedness, divided by $12.50 per share of Common Stock (such conversion price is after giving effect to a 100-for-1 reverse stock split occurring prior to the Closing) (“Conversion Price”).”
     (b) Section 2 of the Note Conversion Agreement is hereby deleted in its entirety and replaced with the following:
     “2. Indebtedness Paid in Cash. At or prior to the Closing, Immediatek will pay Lender the difference between the Total Indebtedness and Convertible Indebtedness, if any, in cash.”
     (c) Section 8 of the Note Conversion Agreement is hereby deleted in its entirety and replaced with the following:

     “8. Acknowledgments and Understandings. Lender hereby acknowledges and understands that Immediatek is effecting a 100-for-1 reverse stock split of the outstanding Common Stock prior to the Closing and the Conversion Price is after giving effect to such reverse stock split.”
     (d) Section 9 of the Note Conversion Agreement is hereby deleted in its entirety and replaced with the following:
     “9. Termination. This Agreement shall become null and void and of no further force or effect in the event that the purchase of securities from Immediatek by Radical Holdings LP or its affiliates does not occur on or prior to May 15, 2006.”
2. Miscellaneous.
     (a) Effect of Amendment. Immediatek and Lender hereby agree and acknowledge that, except as expressly provided in this Amendment, the Note Conversion Agreement remains in full force and effect and has not been modified or amended in any respect, it being the intention of Immediatek and Lender that this Amendment and the Note Conversion Agreement be read, construed and interpreted as one and the same instrument. To the extent that any conflict exists between this Amendment and the Note Conversion Agreement, the terms of this Amendment shall control and govern.
     (b) This Amendment may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. This Amendment will become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties. For purposes of determining whether a party has signed this Amendment or any document contemplated hereby or any amendment or waiver hereof, only a handwritten original signature on a paper document or a facsimile copy of such a handwritten original signature shall constitute a signature, notwithstanding any law relating to or enabling the creation, execution or delivery of any contract or signature by electronic means.
SIGNATURE PAGE FOLLOWS

     IN WITNESS WHEREOF, Immediatek and Lender have executed this Amendment as of the day and year first above written.

Immediatek:	IMMEDIATEK, INC.,
a Nevada corporation

By:
	Name:	Paul Marin
	Title:	Chief Operating Officer

Lender:

By:

Name:

Title: